UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 25, 2010

RIVERBED TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33023	03-0448754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

199 Fremont Street

San Francisco, CA 94105

(Address of principal executive offices, including zip code)

(415) 247-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2006 Equity Incentive Plan

At the Annual Meeting of Stockholders of Riverbed Technology, Inc. (“Riverbed” or the “Company”) held on May 25, 2010 (the “Annual Meeting”), the stockholders of Riverbed voted on and approved the material terms of the Riverbed 2006 Equity Incentive Plan, as amended and restated (the “2006 Plan”).

The terms and conditions of the 2006 Plan are described in Riverbed’s Proxy Statement dated April 23, 2010. The 2006 Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The information contained in Item 5.02 above is hereby incorporated by reference. At the Annual Meeting, the stockholders of Riverbed elected three (3) members of the Company’s Board of Directors to serve until the 2013 annual meeting of stockholders of the Company or until such persons’ successors have been duly elected and qualified. The table below presents the voting results of the election of the Company’s Board of Directors.

Nominee	Votes For	Votes Withheld	Broker Non- Votes

Mark A. Floyd	40,274,196	19,570,343	7,185,422

Christopher J. Schaepe	40,265,980	19,578,559	7,185,422

James R. Swartz	40,263,503	19,581,036	7,185,422

The following directors, in addition to Messrs. Floyd, Schaepe and Swartz, will continue to serve as members of the Company’s Board of Directors until the expiration of their respective terms or until their respective successors have been duly elected and qualified: Michael R. Kourey, Mark S. Lewis, Steven McCanne, Michael Boustridge, Jerry M. Kennelly and Stanley J. Meresman.

In addition, the following proposals were voted on and approved at the Annual Meeting.

	Votes For	Votes Against	Abstentions	Broker Non- Votes

Proposal to ratify the appointment by the Board of Directors of the Company of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010.	66,947,294	73,157	9,510	0

Proposal to approve the material terms of the Company’s 2006 Equity Incentive Plan to enable certain incentive compensation under the plan to qualify as tax-deductible “performance-based compensation” within the meaning of Internal Revenue Code Section 162(m).	50,489,997	9,302,318	52,224	7,185,422

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
10.1	Riverbed Technology, Inc. 2006 Equity Incentive Plan, as amended and restated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVERBED TECHNOLOGY, INC.

Date: June 1, 2010	By:	/S/ BRETT NISSENBERG
Brett Nissenberg General Counsel and Vice President of Corporate and Legal Affairs

EXHIBIT INDEX

Exhibit No.	Description
10.1	Riverbed Technology, Inc. 2006 Equity Incentive Plan, as amended and restated